Shareholders' equity	9 Months Ended
Mar. 31, 2023
Stockholders' Equity Note [Abstract]
Shareholders' equity

12. Shareholders’ equity

Ordinary shares

As of March 31, 2023, the Company had 98,998,131 ordinary shares authorized on a fully diluted basis. Each share entitles the holder to one vote on all matters submitted to a vote of the Company’s shareholders. Ordinary shareholders are entitled to receive dividends as may be declared by the board of directors. From inception through March 31, 2023, no cash dividends have been declared or paid.

Private placement

On February 9, 2023, the Company entered into security purchase agreements to sell an aggregate of 3,699,910 Ordinary Shares at a price of £0.90 per Ordinary Share and 7,511,525 American Depositary Shares ("ADSs"), at a price of $2.17 per ADS. The private placement generated gross cash proceeds of $20.3 million, the net proceeds of which will be used for sales and marketing, clinical product development, and corporate support and financing costs.